UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2006

SRS LABS, INC.

(Exact Name of registrant as specified in its charter)

Delaware	0-21123	33-0714264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 Daimler Street Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 442-1070

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Divestiture of Interest in CHS/SRS LLC

On June 30, 2006, SRS Labs, Inc. (“SRS”) completed the sale of its interest in the CHS/SRS LLC joint venture (the “joint venture”) to Coming Home Studios, LLC (“CHS”) in exchange for $200,000, the rights to all cash assets of the joint venture, and a promissory note in the amount of $175,000. The joint venture involved the production and distribution of six concert videos featuring SRS’s Circle Surround Technology. As of the close of business on June 30, 2006, SRS had received $150,000 from CHS and had transferred the cash assets of the joint venture to SRS. The remaining $50,000 was received from CHS on July 5, 2006. SRS will record a gain on disposal of its interest in the LLC of approximately $370,000. Any amounts related to the promissory note will be recorded at the time the cash is received by SRS.

SRS and CHS have also amended the Strategic Alliance Agreement between the two companies, extending the term of that agreement through July 9, 2011. Under the terms of the First Amendment to the Strategic Alliance Agreement (the “First Amendment”), SRS is entitled to, on a non-exclusive basis,  promote the sale, licensing or distribution of any of the concert DVDs in the CHS library, with SRS to be paid a commission on any revenues generated from the sale of such DVDs by SRS marketing efforts. Additionally, the First Amendment provides that SRS will retain a non-exclusive, royalty-free license to use all or any part of the content of certain concert DVDs in SRS’ promotional marketing efforts for its technology or business.

Incorporation by Reference

The foregoing descriptions of the Termination Agreement, Promissory Note, Security Agreement, Assignment, and First Amendment to the Strategic Alliance Agreement are not complete and are qualified in their entirety be reference to the full text of the agreements, which are filed as exhibits to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Termination Agreement dated June 30, 2006 between SRS Labs, Inc. and Coming Home Studios, LLC.

10.2	Promissory Note dated June 30, 2006 between SRS Labs, Inc. and Coming Home Studios, LLC.

10.3	Security Agreement dated June 30, 2006 between SRS Labs, Inc. and Coming Home Studios, LLC.

10.4	Assignment dated June 30, 2006 between SRS Labs, Inc. and Coming Home Studios, LLC.

10.5	First Amendment to the Strategic Alliance Agreement dated June 30, 2006 between SRS Labs, Inc. and Coming Home Studios, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRS LABS, INC., a Delaware corporation

Date: July 6, 2006	By:	/s/ ULRICH GOTTSCHLING
Ulrich Gottschling
Chief Financial Officer